                                  Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of May 2001

                                                                   Series 1997-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association,
 as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1997-2 is set forth below:


        Date of the Certificate                       June 10, 2001
        Monthly Period ending:                         May 31, 2001
        Determination Date                            June 10, 2001
        Distribution Date                             June 15, 2001

-------------------------------------------------------------------------------------------------------------------
                                                     General
===================================================================================================================
  201   Amortization Period                                                               No                  201
  202   Early Amortization Period                                                         No                  202
  203   Class A Investor Amount paid in full                                              No                  203
  204   Class B Investor Amount paid in full                                              No                  204
  205   Collateral Indebtedness Amount paid in full                                       No                  205
  206   Saks Incorporated is the Servicer                                                 Yes                 206

-------------------------------------------------------------------------------------------------------------------
                                                 Investor Amount
===================================================================================================================
                                                                                               as of the end of
                                                         as of the end of the prior              the relevant
                                                                Monthly Period                  Monthly Period
                                                         ---------------------------           ----------------

  207   Series 1997-2 Investor Amount                       $            235,300,000  207(a)   $    235,300,000  207(b)
  208      Class A Investor Amount                          $            180,000,000  208(a)   $    180,000,000  208(b)
  209      Class B Investor Amount                          $             20,000,000  209(a)   $     20,000,000  209(b)
  210      Collateral Indebtedness Amount                   $             21,000,000  210(a)   $     21,000,000  210(b)
  211      Class D Investor Amount                          $             14,300,000  211(a)   $     14,300,000  211(b)

  212   Series 1997-2 Adjusted Investor Amount              $            235,300,000  212(a)   $    235,300,000  212(b)
  213      Class A Adjusted Investor Amount                 $            180,000,000  213(a)   $    180,000,000  213(b)
  214         Principal Account Balance                     $                      -  214(a)   $              -  214(b)
  215      Class B Adjusted Investor Amount                 $             20,000,000  215(a)   $     20,000,000  215(b)

  216      Class A Certificate Rate                                                                    6.50000%  216
  217      Class B Certificate Rate                                                                    6.69000%  217
  218      Collateral Indebtedness Interest Rate                                                       4.72250%  218
  219      Class D Certificate Rate                                                                    4.99750%  219
  220   Weighted average interest rate for Series 1997-2                                               6.26620%  220

                                                                                                 as of the end
                                                                     for the relevant           of the relevant
                                                                      Monthly Period            Monthly Period
                                                                     ---------------            ---------------
  221   Series 1997-2 Investor Percentage with respect
          to Finance Charge Receivables                                       19.68%  221(a)             19.51%  221(b)
  222      Class A                                                            15.05%  222(a)             14.93%  222(b)
  223      Class B                                                             1.67%  223(a)              1.66%  223(b)
  224      Collateral Indebtedness Amount                                      1.76%  224(a)              1.74%  224(b)
  225      Class D                                                             1.20%  225(a)              1.19%  225(b)

  226   Series 1997-2 Investor Percentage with respect
          to Principal Receivables                                            19.74%  226(a)             19.51%  226(b)
  227      Class A                                                            15.10%  227(a)             14.93%  227(b)
  228      Class B                                                             1.68%  228(a)              1.66%  228(b)
  229      Collateral Indebtedness Amount                                      1.76%  229(a)              1.74%  229(b)
  230      Class D                                                             1.20%  230(a)              1.19%  230(b)

  231   Series 1997-2 Investor Percentage with respect
          to Allocable Amounts                                                19.68%  231(a)             19.51%  231(b)
  232      Class A                                                            15.05%  232(a)             14.93%  232(b)
  233      Class B                                                             1.67%  233(a)              1.66%  233(b)
  234      Collateral Indebtedness Amount                                      1.76%  234(a)              1.74%  234(b)
  235      Class D                                                             1.20%  235(a)              1.19%  235(b)

--------------------------------------------------------------------------------------------------------------------
                                       Series 1997-2 Investor Distributions
====================================================================================================================

  236   The sum of the daily allocations of collections of
        Principal Receivables for the relevant Monthly Period                                     $        -  236
  237   Class A distribution of collections of Principal Receivables
        per $1,000 of original principal amount                                                   $        -  237

                                                                   Series 1997-2

  238   Class B distribution of collections of Principal Receivables per $1,000
        of original principal amount                                                              $          -     238
  239   Collateral Indebtedness Amount distribution of collections of Principal
        Receivables per $1,000 of original principal amount                                       $          -     239
  240   Class D distribution of collections of Principal Receivables per $1,000
        of original principal amount                                                              $          -     240
  241   Class A distribution attributable to interest per $1,000 of original
        principal amount                                                                          $       5.42     241
  242   Class B distribution attributable to interest per $1,000 of original
        principal amount                                                                          $       5.58     242
  243   Collateral Indebtedness Amount distribution attributable to interest per
        $1,000 of original principal amount                                                       $       4.07     243
  244   Class D distribution attributable to interest per $1,000 of original
        principal amount                                                                          $          -     244
  245   Monthly Servicing Fee for the next succeeding Distribution Date per
        $1,000 of original principal amount                                                       $       1.67     245

-----------------------------------------------------------------------------------------------------------------------
                                      Collections Allocated to Series 1997-2
=======================================================================================================================

  246   Series allocation of collections of Principal Receivables                                 $ 44,832,948     246
  247      Class A                                                                                $ 34,296,348     247
  248      Class B                                                                                $  3,810,705     248
  249      Collateral Indebtedness Amount                                                         $  4,001,241     249
  250      Class D                                                                                $  2,724,654     250

  251   Series allocation of collections of Finance Charge Receivables                            $  4,487,901     251
  252      Class A                                                                                $  3,433,158     252
  253      Class B                                                                                $    381,462     253
  254      Collateral Indebtedness Amount                                                         $    400,535     254
  255      Class D                                                                                $    272,745     255

        Available Funds
        ---------------
  256   Class A Available Funds                                                                   $  3,433,158     256
  257   The amount to be withdrawn from the Reserve Account to be included in
        Class A Available funds                                                                   $          -     257
  258   Principal Investment Proceeds to be included in Class A Available Funds                   $          -     258
  259   The amount of investment earnings on amounts held in the Reserve Account
        to be included in Class A Available funds                                                 $          -     259

  260   Class B Available Funds                                                                   $    381,462     260
  261   The amount to be withdrawn from the Reserve Account to be included in
        Class B Available funds                                                                   $          -     261
  262   Principal Investment Proceeds to be included in Class B Available Funds                   $          -     262
  263   The amount of investment earnings on amounts held in the Reserve Account
        to be included in Class B Available funds                                                 $          -     263

  264   Collateral Available Funds                                                                $    400,535     264

  265   Class D Available Funds                                                                   $    272,745     265

-----------------------------------------------------------------------------------------------------------------------
                                            Application of Collections
=======================================================================================================================

        Class A
        -------
  266   Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
        Distribution date                                                                         $    975,000     266
  267   If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing
        fee for the related Distribution Date                                                     $          -     267
  268   Class A Allocable Amount                                                                  $    675,555     268
  269   An amount to be included in the Excess Spread                                             $  1,782,603     269

        Class B
        -------
  270   Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a
        prior Distribution date                                                                   $    111,500     270
  271   If Saks Incorporated is no longer the Servicer, an amount equal to Class B Servicing
        fee for the related Distribution Date                                                     $          -     271
  272   An amount to be included in the Excess Spread                                             $    269,962     272

                                                                   Series 1997-2

        Collateral
        ----------
  273   If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
        Servicing fee for the related Distribution Date                                           $          -     273
  274   An amount to be included in the Excess Spread                                             $    400,535     274

        Class D
        -------
  275   If Saks Incorporated is no longer the Servicer, an amount equal to Class D
        Servicing fee for the related Distribution Date                                           $          -     275
  276   An amount to be included in the Excess Spread                                             $    272,745     276

  277   Available Excess Spread                                                                   $  2,725,846     277
  278   Available Shared Excess Finance Charge Collections                                        $          -     278
  279   Total Cash Flow available for 1997-2 waterfall                                            $  2,725,846     279

  280   Class A Required Amount is to be used to fund any deficiency in line266,
        line267 and line268                                                                       $          -     280
  281   The aggregate amount of Class A Investor Charge Offs which have not
        been previously reimbursed                                                                $          -     281
  282   Class B Required Amount to the extent attributable to line270, and line271                $          -     282
  283   Class B Allocable Amount                                                                  $     75,062     283
  284   Any remaining portion of the Class B Required Amount                                      $          -     284
  285   An amount equal to any unreimbursed reductions of the Class B Investor
        Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
        Principal  Collections; reallocations of the Class B Investor Amount
        to the Class A Investor Amount                                                            $          -     285
  286   Collateral Monthly Interest for the related Distribution Date plus
        Collateral Monthly Interest previously due but not paid to the Collateral
        Indebtedness Holder plus Collateral Additional Interest                                   $     85,399     286
  287   Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing                $    368,333     287
  288   Fee due for the relevant Monthly Period and not paid above
        Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
        due but not distributed to the Servicer for prior Monthly Periods                         $          -     288
  289   Collateral Allocable Amount                                                               $     78,815     289
  290   Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
        Reallocations of the CIA to the Class A or Class B Investor Amount                        $          -     290
  291   The excess, if any, of the Required Cash Collateral Amount over the Available
        Collateral Amount                                                                         $          -     291
        To be deposited into the Cash Collateral Account
  292   An amount equal to Class D Monthly Interest due but not paid to the Class D
        Certificateholders plus Class D Additional Interest                                       $     61,539     292
  293   Class D Servicing Fee due for the relevant Monthly Period and not paid above              $     23,833     293
  294   Class D Servicing Fee due but not distributed to the Servicer for prior
        Monthly Periods                                                                           $          -     294
  295   Class D Allocable Amount                                                                  $     53,669     295
  296   Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal
        Collections; (iii) Reallocations  of the Class D Investor Amount to the Class A
        or Class B Investor Amount or CIA
  297   Aggregate amount of any other amounts due to the Collateral Indebtedness
        Holder pursuant to the Loan Agreement                                                     $          -     296
  298   Excess, if any, of the Required Reserve Account Amount over the
        amount on deposit in the Reserve Account                                                  $          -     298
        To be deposited into the Reserve Account
  299   Shared Excess Finance Charge Collections                                                  $  1,979,196     299

-----------------------------------------------------------------------------------------------------------------------
                                        Determination of Monthly Principal
=======================================================================================================================

  300   Class A Monthly Principal (the least of line#301, line#302 and line#208)                  $          -     300
  301   Available Principal Collections held in the Collection Account                            $ 44,832,948     301
  302   Class A Accumulation Amount                                                               $          -     302

  303   Class B Monthly Principal (the least of line#304, line#305 and line#209)
        (distributable only after payout of Class A)                                              $           -    303
  304   Available Principal Collections held in the Collection Account less portion
        of such Collections applied to Class A Monthly Principal                                  $  44,832,948    304
  305   Class B Accumulation Amount                                                               $           -    305

                                                                   Series 1997-2

  306   Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
        and line#308)                                                                             $           -    306
  307   Available Principal Collections held in the Collection Account less portion of
        such Collections applied to Class A and Class B Monthly Principal                         $  44,832,948    307
  308   Enhancement Surplus                                                                       $           -    308

  309   Class D Monthly Principal                                                                 $           -    309
  310   Available Principal Collections held in the Collection Account less portion of
        such Collections applied to Class A, Class B or collateral Monthly                        $  44,832,948    310

-----------------------------------------------------------------------------------------------------------------------
                                           Available Enhancement Amount
=======================================================================================================================

  311   Available Enhancement Amount                                                              $  35,300,000    311
  312   Amount on Deposit in the Cash Collateral Account                                          $           -    312

-----------------------------------------------------------------------------------------------------------------------
                                        Reallocated Principal Collections
=======================================================================================================================

  313   Reallocated Principal Collections                                                         $           -    313
  314   Class D Principal Collections (to the extent needed to fund Required Amounts)             $           -    314
  315   Collateral Principal Collections (to the extent needed to fund Required Amounts)          $           -    315
  316   Class B Principal Collections (to the extent needed to fund Required Amounts)             $           -    316

-----------------------------------------------------------------------------------------------------------------------
                       Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
=======================================================================================================================
                                                                            %                          Amount
                                                                      --------------                ------------
  317   Series 1997-2 Default Amount                                      19.68%         317(a)     $   883,101    317(b)
  318   Class A Investor Default Amount                                   15.05%         318(a)     $   675,555    318(b)
  319   Class B Investor Default Amount                                    1.67%         319(a)     $    75,062    319(b)
  320   Collateral Default Amount                                          1.76%         320(a)     $    78,815    320(b)
  321   Class D Investor Default Amount                                    1.20%         321(a)     $    53,669    321(b)

  322   Series 1997-2 Adjustment Amount                                                             $         -    322
  323   Class A Adjustment Amount                                                                   $         -    323
  324   Class B Adjustment Amount                                                                   $         -    324
  325   Collateral Adjustment Amount                                                                $         -    325
  326   Class D Adjustment Amount                                                                   $         -    326

  327   Series 1997-2 Allocable Amount                                                              $   883,101    327
  328      Class A Allocable Amount                                                                 $   675,555    328
  329      Class B Allocable Amount                                                                 $    75,062    329
  330      Collateral Allocable Amount                                                              $    78,815    330
  331      Class D Allocable Amount                                                                 $    53,669    331
-----------------------------------------------------------------------------------------------------------------------
                                                 Required Amounts
=======================================================================================================================

  332   Class A Required Amount                                                                     $         -    332
  333      Class A Monthly Interest for current Distribution Date                                   $   975,000    333
  334      Class A Monthly Interest previously due but not paid                                     $         -    334
  335      Class A Additional Interest for prior Monthly Period or
           previously due but not paid                                                              $         -    335
  336      Class A Allocable Amount for current Distribution Date                                   $         -    336
  337      Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                   $         -    337

  338   Class B Required Amount                                                                     $         -    338
  339      Class B Monthly Interest for current Distribution Date                                   $   111,500    339
  340      Class B Monthly Interest previously due but not paid                                     $         -    340
  341      Class B Additional Interest for prior Monthly Period or previously
           due but not paid                                                                         $         -    341
  342      Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                   $         -    342
  343      Excess of Class B Allocable Amount over funds available to make payments                 $         -    343

  344   Collateral Required Amount                                                                  $         -    344
  345      Collateral Monthly Interest for current Distribution Date                                $    85,399    345
  346      Collateral Monthly Interest previously due but not paid                                  $         -    346
  347      Collateral Additional Interest for prior Monthly Period or previously
           due but not paid                                                                         $         -    347

                                                                   Series 1997-2

  348      Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                $         -    348
  349      Excess of Collateral Allocable Amount over funds available to make payments              $         -    349

-----------------------------------------------------------------------------------------------------------------------
                                          Reduction of Investor Amounts
=======================================================================================================================

        Class A
        -------
  350   Class A Investor Amount reduction                                                           $         -    350
  351      Class A Investor Charge Off                                                              $         -    351
  352      Reductions of the Class A Investor Amount                                                $         -    352
        Class B
        -------
  353   Class B Investor Amount reduction                                                           $         -    353
  354      Class B Investor Charge Off                                                              $         -    354
  355      Reductions of the Class B Investor Amount                                                $         -    355
  356      Reallocated Principal Collections applied to Class A                                     $         -    356
        Collateral
        ----------
  357   Collateral Indebtedness Amount reduction                                                    $         -    357
  358      Collateral Indebtedness Amount Charge Off                                                $         -    358
  359      Reductions of the Collateral Indebtedness Amount                                         $         -    359
  360      Reallocated Principal Collections applied to Class B                                     $         -    360
        Class D
        --------
  361   Class D Investor Amount reduction                                                           $         -    361
  362      Class D Investor Charge Off                                                              $         -    362
  363      Reductions of the Class D Investor Amount                                                $         -    363
  364      Reallocated Principal Collections applied to Collateral Indebtedness Amount              $         -    364
-----------------------------------------------------------------------------------------------------------------------
                                                  Servicing Fee
=======================================================================================================================

  365   Series 1997-2 Servicing Fee                                                                 $   392,167    365
  366      Class A Servicing Fee                                                                    $   300,000    366
  367      Class B Servicing Fee                                                                    $    33,333    367
  368      Collateral Servicing Fee                                                                 $    35,000    368
  369      Class D Servicing Fee                                                                    $    23,833    369

-----------------------------------------------------------------------------------------------------------------------
                                                 Reserve Account
=======================================================================================================================

  370   Required Reserve Account Amount (if applicable)                                                     N/A    370
  371   Reserve Account Reinvestment Rate (if applicable)                                                   N/A    371
  372   Reserve Account balance                                                                     $         -    372

  373   Accumulation Period Length                                                                    12 months    373

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of June, 2001.

        Saks Incorporated,
         as Servicer

        By /s/ Scott A. Honnold
          --------------------------------------------
        Name:  Scott A. Honnold
        Title: Vice President and Treasurer